EXHIBIT 10.15

Execution Copy

INTERCREDITOR AGREEMENT

Dated as of July 2, 2002

Re:	$25,000,000 6.90% Senior Notes, Series A, due January 30, 2007

$28,000,000 7.31% Senior Notes, Series B, due January 30, 2012

$22,000,000 7.85% Senior Notes, Series C, due January 30, 2012

of

Bowne & Co., Inc.

-i-

INTERCREDITOR AGREEMENT

     INTERCREDITOR AGREEMENT dated as of July 2, 2002 among the Creditors (as defined below) of certain subsidiaries (each a “Subsidiary Guarantor”) of Bowne & Co., Inc., a corporation incorporated under the laws of Delaware (the “Company”).

R E C I T A L S :

     A. Under and pursuant to separate and several Note Purchase Agreements, each dated as of January 30, 2002 (the “Note Purchase Agreements”), between the Company and the purchasers named on Schedule A attached to said Note Purchase Agreements (individually a “Noteholder” and collectively, the “Noteholders”), the Company issued (a) $25,000,000 aggregate principal amount of its 6.90% Senior Notes, Series A, due January 30, 2007 (the “Series A Notes”), (b) $28,000,000 aggregate principal amount of its 7.31% Senior Notes, Series B, due January 30, 2012 (the “Series B Notes”) and (c) $22,000,000 aggregate principal amount of its 7.85% Senior Notes, Series C, due January 30, 2012 (the “Series C Notes”; the Series A Notes, the Series B Notes and the Series C Notes being hereinafter collectively referred to as the “Notes”).

     B. The Company has requested that the Noteholders amend the terms of the Note Purchase Agreements pursuant to the terms of the First Amendment to the Note Purchase Agreement dated as of July 2, 2002 (the “Amendment”).

     C. The Noteholders have required as a condition of their execution and delivery of the Amendment that each of the parties listed on Schedule A hereto (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”) enter into a guaranty as security for the Notes and accordingly each of the Subsidiary Guarantors has agreed to provide a guaranty. Each such Subsidiary Guarantor proposes to execute and deliver the Guaranty Agreement (the “Noteholders’ Guaranty”) dated as of July 2, 2002 pursuant to which such Subsidiary Guarantor will irrevocably, absolutely and unconditionally guarantee to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Purchase Agreements.

     D. Under and pursuant to that certain Credit Agreement dated as of July 2, 2002 (as it may be amended, modified, supplemented, renewed and extended from time to time, the “Credit Agreement”) by and among the Company, the Subsidiary Borrowers (as defined therein) party thereto, Fleet National Bank, as agent (the “Agent”), the lending institutions that are party thereto (collectively, the “Lenders”), JPMorgan Chase Bank, as Documentation Agent, Wachovia Bank, National Association, as Syndication Agent, with Fleet Securities, Inc. having acted as the Arranger, the Lenders have made available to the Company and the Subsidiary Borrowers certain credit facilities in a current aggregate principal amount up to $175,000,000 (all amounts outstanding in respect of said credit facilities being hereinafter collectively referred to as the “Loans”).

     E. In connection with the execution of the Credit Agreement and as security for the Loans made thereunder, the Subsidiary Guarantors have heretofore guaranteed to the Lenders the payment of the Loans and all other obligations of the Company and the Subsidiary Borrowers under the Credit Agreement under that certain guaranty agreement (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the “Lenders’ Guaranty”).

     F. The Lenders’ Guaranty and the Noteholders’ Guaranty are each hereinafter individually referred to as a “Subsidiary Guaranty” and collectively referred to as the “Subsidiary Guaranties”.

     F. The Company and the Subsidiary Guarantors contemplate that from time to time after the date hereof, additional subsidiaries of the Company may, subject to the terms and conditions of the Credit Agreement and the Note Purchase Agreements, issue additional guaranties which the Company, the Subsidiary Guarantors and the Creditors wish to become subject to this Intercreditor Agreement pursuant to the requirements of §3.4 hereof.

     G. Pursuant to the requirements of the Amendment, the Company has requested and the Lenders and the Noteholders have agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree a follows:

SECTION 1. DEFINITIONS.

     The following terms shall have the meanings assigned to them below in this §1 or in the provisions of this Agreement referred to below:

     “Additional Guarantors” shall mean the Subsidiaries which are intended to be subject to this Intercreditor Agreement pursuant to the requirements of §3.4 hereof.

     “Company” shall have the meaning assigned thereto in the Recitals hereof.

     “Credit Agreement” shall have the meaning assigned thereto in the Recitals hereof.

     “Creditor” shall individually mean any Lender or Noteholder and “Creditors” shall mean all of the Lenders and the Noteholders.

     “Excess Subsidiary Payment” shall mean as to any Creditor an amount equal to the Subsidiary Payment received by such Creditor less the Pro Rata Share of Subsidiary Payments to which such Creditor is then entitled.

     “Lender” and “Lenders” shall have the meanings assigned thereto in the Recitals hereto.

     “Lenders’ Guaranty” shall have the meaning assigned thereto in the Recitals hereof.

     “Loans” shall have the meaning assigned thereto in the Recitals hereof.

     “Noteholder” and Noteholders” shall have the meanings assigned thereto in the Recitals hereof.

     “Noteholders’ Guaranty” shall have the meaning assigned thereto in the Recitals hereof.

     “Note Purchase Agreements” shall have the meaning assigned thereto in the Recitals hereof.

     “Notes” shall have the meaning assigned thereto in the Recitals hereof.

     “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     “Pro Rata Share of Subsidiary Payments” shall mean as of the date of any Subsidiary Payment to a Creditor in respect to a Subsidiary Agreement an amount equal to the product obtained by multiplying (a) the amount of all Subsidiary Payments made by the Subsidiary Guarantor to all Creditors less all reasonable costs incurred by such Creditors in connection with the collection of such Subsidiary Payments by (b) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect in the denominator to the application of any such Subsidiary Payments).

     “Receiving Creditor” shall have the meaning assigned thereto in §2.

     “Requesting Creditor” shall have the meaning assigned thereto in §3.5.

     “Responding Creditor” shall have the meaning assigned thereto in §3.5.

     “Specified Amount” shall mean as to any Creditor the aggregate amount of the Subject Obligations owed to such Creditor.

     “Subject Obligations” shall mean all principal of, premium, if any, and interest on, the Notes and the Loans and all other obligations of the Company or a Subsidiary Borrower under or in respect of the Notes and the Loans and under the Note Purchase Agreements or the Credit Agreement and any other obligations of the Company or a Subsidiary Borrower to the Lenders which are guaranteed by the Lenders’ Guaranty.

     “Subsidiary Agreements” shall mean the Subsidiary Guaranties.

     “Subsidiary Borrower” shall have the meaning assigned thereto in the Credit Agreement.

     “Subsidiary Guarantor” and “Subsidiary Guarantors” shall have the meaning assigned thereto in the Recitals hereof.

     “Subsidiary Guaranty” and “Subsidiary Guaranties” shall have the meanings assigned thereto in the Recitals hereof.

     “Subsidiary Payment” shall have the meaning assigned thereto in §2.

SECTION 2. SHARING OF RECOVERIES.

     Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor) made pursuant to the terms of the Subsidiary Agreements (a “Subsidiary Payment”) shall be shared so that each Creditor shall receive its Pro Rata Share of Subsidiary Payments. Accordingly, each Creditor hereby agrees that in the event (i) any Creditor shall receive a Subsidiary Payment (a “Receiving Creditor”) and (ii) any other Creditor shall not concurrently receive its Pro Rata Share of Subsidiary Payments from such Subsidiary Guarantor, then the Receiving Creditor shall promptly remit the Excess Subsidiary Payment to each other Creditor who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this §2) each Creditor shall have received its Pro Rata Share of Subsidiary Payments.

     Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors such amount of Notes or Loans (or interest therein), as the case may be, to the extent necessary to cause such Receiving Creditor to share such Excess Subsidiary Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Subsidiary Payment or part thereof is thereafter recovered from such Receiving Creditor by such Subsidiary Guarantor (including, without limitation, by any trustee in bankruptcy of such Subsidiary Guarantor or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Subsidiary Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Agreement or avail itself of any recourse by resort to any property of the Company, a Subsidiary Borrower or any Subsidiary Guarantor, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

SECTION 3. AGREEMENTS AMONG THE CREDITORS.

     Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from a Subsidiary Guarantor on, any Subject Obligation of the Company to such Creditor or from instituting legal action against the Company, a Subsidiary Borrower or a Subsidiary Guarantor to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from a Subsidiary Guarantor in connection with any recovery therefrom shall be subject to the terms of this Agreement.

     Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Company, a Subsidiary Borrower or a Subsidiary Guarantor or of any other circumstances bearing upon the risk of nonpayment of the Subject Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Company, a Subsidiary Borrowers or a Subsidiary Guarantor and nothing contained herein shall limit or in any way modify any of the obligations of the Company, any Subsidiary Borrower or any Subsidiary Guarantor to the Creditors.

     Section 3.3. Acknowledgment of Guaranties. The Lenders hereby expressly acknowledge the existence of the Noteholder Guaranty and the Noteholders hereby expressly acknowledge the existence of the Lenders Guaranty.

     Section 3.4. Additional Guarantors. Additional Persons may become “Subsidiary Guarantors” hereunder by executing and delivering to a then existing Creditor a guaranty by which such Person has become a guarantor of the Notes or Loans pursuant to the terms of the Credit Agreement or the Note Purchase Agreements. Accordingly, upon the execution and delivery of any such copy of the guaranty by any such Person, such Person shall, thereinafter become a “Subsidiary Guarantor” for all purposes of this Agreement.

     Section 3.5. Determination of Amounts of Obligations. Whenever a Creditor is required to determine the existence or amount of any of the Subject Obligations or any portion thereof, it shall be entitled, absent manifest error, to make such determination on the basis of one or more certificates of any other Creditor (with respect to the Subject Obligations owed to such other Creditor); provided, however, that if, notwithstanding the request of a Creditor (a “Requesting Creditor”), any other Creditor (a “Responding Creditor”) shall fail or refuse within ten business days of such request to certify as to the existence or amount of any Subject Obligations or any portion thereof owed to it, the Requesting Creditor shall be entitled to determine such existence or amount by such method as the Requesting Creditor may, in its sole discretion, determine, including by reliance upon a certificate of the Company; provided, further, that, promptly following determination of any such amount, the Requesting Creditor shall notify such Responding Creditor of such determination and thereafter shall correct any error that such Responding Creditor brings to the attention of such Requesting Creditor. A Creditor may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any of the Company or any of its Subsidiary, any Creditor or any other person as a result of any action taken by such Creditor based upon such determination prior to receipt of notice of any error in such determination.

SECTION 4. MISCELLANEOUS.

     Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

     Section 4.2. Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the Note Purchase Agreements or the Credit Agreement, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term “Creditor” shall include any such subsequent holder of Subject Obligations, wherever the context permits.

     Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by all of the Creditors.

     Section 4.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 4.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 4.7. Sale of Interest. No Creditor will sell, transfer or otherwise dispose of any interest in the Subject Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement.

     Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 4.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall, if not reimbursed by the Company, be entitled to its reasonable attorney’s fees (including the allocated costs of in-house counsel).

     Section 4.10. Term of Agreement. This Agreement shall terminate when all Subject Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission or until all of the parties hereto mutually agree in a writing to terminate this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

Accepted and Agreed to:

AMCO INSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Mark W. Poeppelman
	Title:	Associate Vice President

Accepted and Agreed to:

CANADA LIFE INSURANCE COMPANY OF AMERICA, as a Noteholder

By
	Name:	/s/ C. Paul English
	Title:	Assistant Treasurer

Accepted and Agreed to:

CANADA LIFE ASSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ C. Paul English
	Title:	Associate Treasurer

Accepted and Agreed to:

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Jon M. Lucia
	Title:	Senior Vice President – Fixed Income Private Placement

Accepted and Agreed to:

GE LIFE AND ANNUITY ASSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Jon M. Lucia
	Title:	Senior Vice President – Fixed Income Private Placement

Accepted and Agreed to:

MODERN WOODMEN OF AMERICA, as a Noteholder

By
	Name:	/s/ Michael E. Dau
	Title:	Manager, Securities Division

Accepted and Agreed to:

NATIONWIDE INDEMNITY COMPANY, as a Noteholder

By
	Name:	/s/ Mark W. Poeppelman
	Title:	Associate Vice President

Accepted and Agreed to:

NATIONWIDE LIFE INSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Mark W. Poeppelman
	Title:	Associate Vice President

Accepted and Agreed to:

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Mark W. Poeppelman
	Title:	Associate Vice President

Accepted and Agreed to:

NATIONWIDE MUTUAL FIRE INSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Mark W. Poeppelman
	Title:	Associate Vice President

Accepted and Agreed to:

NATIONWIDE MUTUAL INSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Mark W. Poeppelman
	Title:	Associate Vice President

Accepted and Agreed to:

PACIFIC LIFE INSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Cathy L. Schwartz
	Title:	Assistant Vice President

By
	Name:	/s/ Audrey Milfs
	Title:	Secretary

Accepted and Agreed to:

SCOTTSDALE INSURANCE COMPANY, as a Noteholder

By
	Name:	/s/ Mark W. Poeppelman
	Title:	Associate Vice President

Accepted and Agreed to:

FLEET NATIONAL BANK, as Agent under the Credit Agreement

By:
Name:	/s/ John T. Harrison
Title:	Senior Vice President

     The undersigned hereby acknowledge and agree to the foregoing Agreement.

BOWNE BUSINESS COMMUNICATIONS, INC., a New York corporation			BOWNE ENTERPRISE SOLUTIONS, L.L.C., a New York limited liability company

By			By

	Name:	/s/ Philip E. Kucera		Name:	/s/ Philip E. Kucera

	Title:	Vice President		Title:	Vice President of Bowne Communications, Inc. The Sole Member

BOWNE BUSINESS SOLUTIONS, INC., a Delaware corporation			BOWNE OF NEW YORK CITY, L.L.C., a New York limited liability company

By			By

	Name:	/s/ Philip E. Kucera		Name:	/s/ Philip E. Kucera

	Title:	Vice President		Title:	Vice President of Bowne & Co., Inc. The Sole Member

BOWNE LOCALIZATION, INC., a Delaware corporation			BOWNE OF PHOENIX, INC., an Arizona corporation

By			By

	Name:	/s/ Philip E. Kucera		Name:	/s/ Philip E. Kucera

	Title:	Vice President		Title:	Vice President

BOWNE OF ATLANTA, INC., a Georgia corporation			BOWNE OF SOUTH BEND, INC., a Delaware corporation

By			By

	Name:	/s/ Philip E. Kucera		Name:	/s/ Philip E. Kucera

	Title:	Vice President		Title:	Vice President

BOWNE OF BOSTON, INC., a Massachusetts corporation			BOWNE OF LOS ANGELES, INC., a California corporation

By			By

	Name:	/s/ Philip E. Kucera		Name:	/s/ Philip E. Kucera

	Title:	Vice President		Title:	Vice President

BOWNE OF CHICAGO, INC., a Delaware corporation

By

	Name:	/s/ Philip E. Kucera
	Title:	Vice President

BOWNE OF CLEVELAND, INC., an Ohio corporation

By

	Name:	/s/ Philip E. Kucera
	Title:	Vice President

BOWNE OF DALLAS LIMITED PARTNERSHIP, a Delaware limited partnership

By

	Name:	/s/ Philip E. Kucera
	Title:	Vice President of Bowne of Dallas, Inc. The Sole General Partner

     The undersigned hereby acknowledge and agree to the foregoing Agreement.

BOWNE & CO., INC.

By:

Name:	/s/ C. Cody Colquitt

Title:	Senior Vice President and Chief
Financial Officer

SCHEDULE A

SUBSIDIARY GUARANTORS

BOWNE BUSINESS COMMUNICATIONS, INC., a New York corporation
BOWNE BUSINESS SOLUTIONS, INC., a Delaware corporation
BOWNE ENTERPRISE SOLUTIONS, L.L.C., a New York limited liability company
BOWNE OF NEW YORK CITY, L.L.C., a New York limited liability company
BOWNE LOCALIZATION, INC., a Delaware corporation
BOWNE OF PHOENIX, INC., an Arizona corporation
BOWNE OF ATLANTA, INC., a Georgia corporation
BOWNE OF BOSTON, INC., a Massachusetts corporation
BOWNE OF SOUTH BEND, INC., a Delaware corporation
BOWNE OF CHICAGO, INC., a Delaware corporation
BOWNE OF CLEVELAND, INC., an Ohio corporation
BOWNE OF DALLAS LIMITED PARTNERSHIP, a Delaware limited partnership
BOWNE OF LOS ANGELES, INC., a California corporation